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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 11, 2006


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On January 11, 2006, Hollinger International Inc. (NYSE: HLR) (the "Company") and its subsidiary Hollinger Canadian Publishing Holdings Co. ("HCPH") entered into a Share Purchase Agreement (the "Agreement") with Glacier Ventures International Corp. ("Glacier") and a subsidiary of Glacier (the "Buyer") pursuant to which HCPH has agreed to sell its approximately 87% interest in Hollinger Canadian Newspapers, Limited Partnership, and all of the shares of Hollinger Canadian Newspapers GP Inc., Eco Log Environmental Risk Information Services Inc. and KCN Capital News Company as well as certain Canadian real estate assets to the Buyer for a purchase price of Cdn.$121.7 million. The purchase price is subject to certain working capital and cash adjustments. At closing, Cdn.$20 million of the purchase price amount will be placed in escrow for a period not to exceed 7 years and will be released to either HCPH or the Buyer upon a final award, judgment or settlement being made under or in respect of or the occurrence of certain other events related to certain pending arbitration proceedings involving the Company and its related entities and CanWest Global Communications Corp. (the "CanWest Proceedings"). Any escrowed amount paid to the Buyer will reduce the indemnification obligation of HCPH to the Buyer related to the CanWest Proceedings. Interest earned on the escrowed amount is for the account of HCPH. The closing of the sale is subject to customary conditions and (i) the execution by the Company, HCPH, Glacier and the Buyer of a Non-Competition Agreement and (ii) the execution by the Company, HCPH and related entities of an Indemnity Cooperation Agreement relating to the CanWest Proceedings and various other proceedings involving the Company and its related entities. The Agreement includes certain indemnification obligations of HCPH and the Buyer, including in connection with the CanWest Proceedings, certain litigation and other matters. The Company guarantees the performance by HCPH of its obligations under the Agreement and the agreements ancillary thereto. The Agreement is terminable if the transactions contemplated therein are not completed by February 1, 2006 although HCPH has the right to extend such date to March 1, 2006. The Company expects the transaction to close in February, 2006. A copy of the press release announcing the transaction is attached as
Exhibit 99.1 hereto.


ITEM 9.01      EXHIBITS

EXHIBIT NO.    EXHIBIT

99.1           Press Release, dated January 11, 2006



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                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: January 18, 2006                  By: /s/ James R. Van Horn
                                            ------------------------------------
                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary



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                                 EXHIBIT INDEX


EXHIBIT NO.    EXHIBIT

99.1           Press Release, dated January 11, 2006